Exhibit 99.2

NEWS RELEASE

For Immediate Release

RLJ Entertainment, Inc. Files Registration Statement on Form S-4 and RLJ Acquisition, Inc. Files Investor Presentation

RLJ Acquisition, Inc. To Hold Investor Conference Call

BETHESDA, MD//APRIL 13, 2012//Robert L. Johnson, Chairman of The RLJ Companies and founder of Black Entertainment Television (BET), announced today that RLJ Entertainment, Inc. (“RLJ Entertainment”), a holding company formed by RLJ Acquisition, Inc. (OTCQB: RLJAU; RLJA; RLJAW) (the “Company”), has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) which includes the preliminary proxy statement of the Company. Last week the Company announced its agreement to acquire Image Entertainment, Inc. (OTCQB:DISK) (“Image”) and Acorn Media Group Inc. (“Acorn”), two highly complementary media businesses. Additionally, the Company filed an Investor Presentation with the SEC. Johnson will serve as Executive Chairman of RLJ Entertainment, and will leverage his substantial expertise in media, consumer branding, and strategic relationships to accelerate growth and drive value creation. These filings can be viewed at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Lisa Warner Pickrum at 301.280.7703 or RLJA@rljcompanies.com.

The business combination is subject to approval of the Company’s and Image’s respective stockholders, as well as regulatory approval and other customary closing conditions. Assuming these conditions are met, the business combination is expected to be completed by the end of the second quarter of this year.

The Company will hold will hold an investor conference call on Tuesday, April 17, 2012 at 2:30 p.m. eastern daylight time. The dial-in number is as follows: 866 270.6057 (toll-free) or 617 213.8891 (toll) and participant passcode: 13969243. A webcast of the call will be available at: http://www.rljcompanies.com/companies/rlj-acquisition-inc/ or http://www.image-entertainment.com/information/investor. For replay dial-in information, which will be available two hours after the call for one week, from 04/17/2012 05:00 PM ET to 04/24/2012 11:59 PM ET, dial: 888 286.8010 (toll-free) or 617 801.6888 (toll) and participant passcode: 83268899.

Forward-Looking Statements

This press release may include “forward looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Investors are cautioned that such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company, RLJ Entertainment, Image, Acorn and the combined companies after completion of the proposed business combination are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger between the Company, RLJ Entertainment and Image (the “Merger Agreement”), the Preferred Stock Purchase Agreement by and between the Company, RLJ Entertainment and the holders of preferred stock of Image (the “Preferred Stock Purchase Agreement”) or the Stock Purchase Agreement by and among the Company, RLJ Entertainment, Acorn, the shareholders of Acorn, and Peter Edwards, as the shareholder representative (the “Stock Purchase Agreement”); (2) the outcome of any legal proceedings that may be instituted against the Company, Image or others following announcement of the Merger Agreement, the Preferred Stock Purchase Agreement, the Stock Purchase Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or Image, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement, the Preferred Stock Purchase Agreement and the Stock Purchase Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that Image or Acorn may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in filings with the SEC by the Company, RLJ Entertainment or Image.

Readers are referred to the most recent reports filed with the SEC by the Company and Image. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

On April 13, 2012, RLJ Entertainment filed with the SEC a Registration Statement on Form S-4 containing preliminary proxy statements of Image and the Company and a prospectus of RLJ Entertainment regarding the proposed business combination. This material is not a substitute for the final joint proxy statement/prospectus regarding the proposed business combination. Investors and security holders are urged to read the preliminary joint proxy statement/prospectus, the final joint proxy statement/prospectus and any other relevant documents filed with the SEC when available carefully because they contain important information regarding the Company, RLJ Entertainment, Image and Acorn, the proposed business combination and related matters. The final joint proxy statement/prospectus will be mailed to stockholders of the Company and Image. Stockholders will also be able to obtain copies of the Registration Statement and the joint proxy statement/prospectus, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Lisa Warner Pickrum at 301.280.7703 or RLJA@rljcompanies.com.

Participants in the Business Combination

RLJ Entertainment, the Company, Image and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and Image in connection with the proposed business combination. Information regarding the officers and directors of the Company is available in the Company’s annual report on Form 10-K for the year ended December 31, 2011, which has been filed with the SEC.

Information regarding the officers and directors of Image is available in Image’s annual report on Form 10-K/A for the year ended March 31, 2011, which has been filed with the SEC. Additional information regarding the interests of such potential participants is also included in the Registration Statement on Form S-4 filed by RLJ Entertainment with the SEC on April 13, 2012 (and will be included in the definitive proxy statement/prospectus for the proposed business combination) and the other relevant documents filed with the SEC.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Media Inquiries: Traci Otey Blunt, 240.744.7858 or press@rljcompanies.com

Business Inquiries: Lisa Warner Pickrum, 301.280.7703 or RLJA@rljcompanies.com

About RLJ Acquisition, Inc. (RLJAU; RLJA; RLJAW) is a special purpose acquisition company (SPAC), also known as a blank check company, that seeks to acquire one of more operating companies. RLJ Acquisition, Inc. intends to use the net proceeds from its initial public offering to acquire one or more operating businesses through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination.  For more information about RLJ Acquisition, Inc., please visit: http://www.rljcompanies.com/companies/rlj-acquisition-inc/

About Image Entertainment - Image Entertainment, Inc. is a leading independent licensee and distributor of entertainment programming in North America, with approximately 3,700 exclusive DVD titles and approximately 350 exclusive CD titles in domestic release and more than 450 programs internationally via sublicense agreements. For many of its titles, Image Entertainment has exclusive audio and broadcast rights, as well as digital download rights to approximately 2,200 video programs and approximately 500 audio titles containing more than 6,000 individual tracks. Image Entertainment is headquartered in Chatsworth, California. For more information about Image Entertainment, please go to www.image-entertainment.com.

About Acorn Media Group - Based in suburban Washington, D.C. and founded by Chairman Peter Edwards, Acorn Media Group has grown from a one-man basement documentary production and distribution operation in the mid-1980s into a leading independent media company operating on three continents. Acorn Media Group consists of four divisions. With its Acorn label, Acorn Media U.S. is the leading distributor of British television programming to consumers in North America. Its Acacia label offers a line of original health & wellness programming. Appealing to the growing lifelong learning audience, Acorn U.S. also offers acclaimed documentaries on the Athena label. Acorn Direct is a direct-to-consumer division offering DVDs, digital downloads, and other high quality products in North America through its Acorn and Acacia catalogs and e-commerce websites. Acorn Media U.K. and Acorn Media Australia distribute comparable lines of DVD titles to consumers in the U.K., Australia, and New Zealand. For more information about Acorn Media Group, please visit www.AcornMedia.com.

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